UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2023
SWEETGREEN, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41069	27-1159215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3102 36th Street, Los Angeles, CA	90018
(Address of Principal Executive Offices)	(Zip Code)
(323) 990-7040
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	SG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
On June 15, 2023, Sweetgreen, Inc. (the “Company”) virtually held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (1) elected each of the nine nominees for director, (2) indicated, on a nonbinding, advisory basis, every one year as the preferred frequency for the solicitation of advisory stockholder approval of the compensation of the Company’s named executive officers, and (3) ratified the selection by the Audit Committee of the Company’s Board of Directors of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2023. A more complete description of each proposal is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2023. The final results with respect to each proposal are set forth below.

Proposal 1. The stockholders elected each of the nine nominees named below to serve as directors until the 2024 annual meeting of stockholders or until their successors are duly elected and qualified. The results of such vote were:

	FOR	WITHHOLD	BROKER NON-VOTE
Neil Blumenthal	173,487,681	18,016,905	20,310,082
Julie Bornstein	186,838,331	4,666,255	20,310,082
Cliff Burrows	191,120,267	384,319	20,310,082
Nicolas Jammet	186,219,963	5,284,623	20,310,082
Valerie Jarrett	187,946,856	3,557,730	20,310,082
Youngme Moon	186,701,785	4,802,801	20,310,082
Jonathan Neman	189,127,288	2,377,298	20,310,082
Nathaniel Ru	188,114,230	3,390,356	20,310,082
Bradley Singer	191,124,162	380,424	20,310,082

Proposal 2. The stockholders indicated, on a nonbinding, advisory basis, every one year as the preferred frequency for the solicitation of advisory stockholder approval of the compensation of the Company’s named executive officers. The results of such vote were:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE

191,051,360	191,052	36,870	225,304	20,310,082

In light of the vote of the stockholders on this proposal and consistent with the recommendation of the Company’s Board of Directors, the Company will include a non-binding stockholder advisory vote to approve the compensation of its named executive officers in its proxy materials every year. The Company will hold such annual advisory votes until the next required vote on the frequency of stockholder votes on named executive officer compensation. The Company is required to hold votes on the frequency of holding future non-binding advisory votes on executive compensation every six calendar years.

Proposal 3. The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of such vote were:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

211,722,147	66,038	26,483	N/A

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWEETGREEN, INC.

Dated: June 20, 2023	By:	/s/ Matthew Alexander
Matthew Alexander
Senior Vice President, Chief Legal Officer